UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 30, 2008 (December 24, 2008)

CHINA RITAR POWER CORP.

 (Exact name of registrant as specified in its charter)

Nevada	000-25901	87-0422564
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

Room 405, Tower C, Huahan Building,
16 Langshan Road, North High-Tech Industrial Park,
Nanshan District,
Shenzhen, China, 518057
 (Address of Principal Executive Offices)

(86) 755-83475380
Registrant’s Telephone Number, Including Area Code:

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

(a) Dismissal of Previous Independent Registered Public Accounting Firm.

i.
Effective December 24, 2008, the Audit Committee of the Board of Directors (the “Audit Committee”) of China Ritar Power Corp. (the “Company”) approved the dismissal of Child, Van Wagoner & Bradshaw, LLC (“CVWB”) as the Company's independent registered public accounting firm.

ii.
CVWB’s reports on the Company’s financial statements as of and for the fiscal years ended December 31, 2007 and 2006 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

iii.	The Company’s Audit Committee approved the decision to change the Company’s independent registered public accounting firm.

iv.
During the Company’s two most recent fiscal years (ended December 31, 2007 and 2006) and during the subsequent interim period through December 24, 2008, there were (1) no disagreements with CVWB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of CVWB, would have caused CVWB to make reference to the subject matter of the disagreements in connection with its reports, and (2) no events of the type listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K.

(b) Engagement of New Independent Registered Public Accounting Firm

i.
Concurrent with the decision to dismiss CVWB as the Company's independent auditor, the Audit Committee approved the engagement of Yu and Associates CPA Corporation (“Yu and Associates”) as the Company’s new independent registered public accounting firm.

ii.
During the Company's two most recent fiscal years (ended December 31, 2007 and 2006) and through the subsequent interim period to December 24, 2008, the Company did not consult Yu and Associates with respect to (a) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's consolidated financial statements, and neither a written report was provided to the Company or oral advice was provided that Yu and Associates concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (b) (ii) any matter that was the subject of either a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided CVWB with a copy of this disclosure on December 29, 2008, providing CVWB with the opportunity to furnish the Company with a letter addressed to the SEC containing any new information, clarification of the Company's expression of its views, or the respect in which CVWB does not agree with the statements contained herein. A letter from CVWB dated December 30, 2008 is attached as Exhibit 16.1 to this current report.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Description
16.1	Letter from Child, Van Wagoner & Bradshaw, LLC to the U.S. Securities and Exchange Commission dated December 30, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Ritar Power Corp.

Date: December 30, 2008	By:	/s/ Jiada Hu
Jiada Hu
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from Child, Van Wagoner & Bradshaw, LLC to the U.S. Securities and Exchange Commission dated December 30, 2008.